EXHIBIT 10.1

                                                    Exhibit 10.1

                     THE PANDA PROJECT INC.

                    SECURED PROMISSORY NOTE

US$250,000                                         July 17, 1998

FOR VALUE RECEIVED the undersigned, The Panda Project Inc. (the "Payor") promises to pay on the earlier of August 15, 1998 and the date of closing of the next debt or equity financing to or to the order of Helix (PEI) Inc. (the "Payee"), at 20 Great George Street, Landing Place, Charlottetown, PEI or at such other address as the Payee may from time to time in writing direct, the principal sum (the "Principal Sum") of US$250,000, together with interest thereon at an annual rate of interest equal to the prime rate of interest payable by the Royal Bank of Canada on US dollar advances as at the date hereof plus 2%. This Secured Promissory Note is non-transferable and non-negotiable.

As security for the payment of the Principal Sum by the Payor to the Payee, the Payor grants to the Payee a security interest in all of the Payor's present and after-acquired intellectual property (the
"Collateral").

Upon payment of the Principal Sum to the Payee, the security interests created by this Secured Promissory Note shall be deemed to be released without any action on the part of the Payee, and the Payee agrees to execute and deliver to the Payor such documents as the Payor may reasonably request to evidence the discharge of the security interest created by this Secured Promissory Note.

Upon default by the Payor to pay the Principal Sum within ten days after notice from the Payee that the same shall be due, the Payee may, at its option, proceed to enforce payment of same and to exercise any or all of the rights and remedies afforded by law, in equity, by this Secured Promissory Note, or otherwise, including, without limitation, all rights and remedies the Payee may have under the UNIFORM COMMERCIAL CODE. Without restricting the generality of the foregoing, the Payee may upon such default appoint by instrument in writing a receiver, receiver-manager, or receiver and manager (herein a "Receiver") of the Payor and of all or any part of the Collateral and remove or replace such Receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of a Receiver. The Payee shall have the right to enforce one or more remedies successively or concurrently in accordance with applicable law.

The Payee may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, release the Collateral to third parties and otherwise deal with the Payor's guarantors or sureties and others and with the Collateral and other securities as the Payee may see fit without prejudice to the obligation of Payor to pay the Principal Sum, or the Payee's rights, remedies and powers under this Secured Promissory Note. No extension of time, forbearance, indulgence or other accommodation now, heretofore or hereafter given by the Payee of the Payor shall operate as a waiver, alteration or amendment of the rights of the Payee or otherwise preclude the Payee from enforcing such rights.

The Payor hereby acknowledges receiving a copy of this Secured
Promissory Note. The Payor waives all rights to receive from the Payee a copy of any financing statement, financing change statement or verification statement filed at any time in respect of this Secured Promissory Note.

This Secured Promissory Note is binding upon any successor corporation of the Payor, including any successor corporation by way of amalgamation of any other corporation or corporations with the Payor.

The Payor shall have the right, at any time, to pay all or any portion of the balance of the Principal Sum outstanding on the date of such payment without notice, bonus or penalty.

The Payor hereby waives demand for payment, notice of dishonour, notice of non-payment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Secured Promissory Note.

The Panda Project Inc.

By: /S/  Stanford W. Crane, Jr.
    ----------------------------
    Stanford W. Crane, Jr.
    President and Chief Executive Officer
    Authorized Signatory